Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Non-cancelable Operating Lease Agreements (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Operating Leases Future Minimum Payments Due [Abstract]
2016	$ 1,113
2017	1,106
2018	963
2019	823
Total future minimum payments	$ 4,005